UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2021

Redwire Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39733	98-1550429
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8226 Philips Highway, Suite 101

Jacksonville, Florida 32256

(Address of Principal Executive Offices)

(Zip Code)

(650) 701-7722

(Registrant’s Telephone Number, Including Area Code)

Genesis Park Acquisition Corp.

2000 Edwards Street, Suite B

Houston, TX 77007

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RDW	New York Stock Exchange
Warrants, each to purchase one share of Common Stock	RDW WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On September 2, 2021, Redwire Corporation (“Redwire”) announced that the previously announced transactions contemplated by the Merger Agreement (as defined below) were consummated. In connection with the closing of the merger, the registrant changed its name from Genesis Park Acquisition Corp. (“GPAC”) to Redwire Corporation.

On September 9, 2021, Redwire filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the closing of the transactions and related matters under Items 1.01, 2.01, 3.02, 4.01, 5.06, 8.01 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Form 8-K to include additional matters related to the closing of the Merger under Items 3.03, 5.01, 5.02, 5.03 and 9.01 of Form 8-K. Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Form 8-K.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 to this Report is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section entitled “Business Combination Proposal” beginning on page 96, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to the Original Form 8-K, which is incorporated herein by reference.

Immediately after giving effect to the transactions, there were 59,661,273.00 shares of common stock of Redwire outstanding. As of such time, AE Red Holdings held 54% of the outstanding shares of common stock of Redwire.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under in the Original Form 8-K under “Item 2.01. Completion of Acquisition or Disposition of Assets—Omnibus Incentive Plan” and “Form 10 Information—Directors and Executive Officers” is incorporated herein by reference. The foregoing section is supplemented by the disclosure below.

In connection with the Closing, Richard H. Anderson, Thomas Dan Friedkin, Paul W. Hobby, Andrea Fischer Newman, David N. Siegel and Wayne Gilbert West resigned as directors of GPAC, and Paul W. Hobby, Jonathan E. Baliff, David Bilger and Nicole M. Taylor resigned as officers of GPAC.

Amendment to 2021 Omnibus Incentive Plan

Effective September 2, 2021, the Compensation Committee of the Redwire Board approved the First Amendment to the Omnibus Plan, which is attached as Exhibit 10.9 to the Original Form 8-K and incorporated herein by reference, to clarify that, for awards granted on the closing date, the “Fair Market Value” (as defined in the Omnibus Plan) of the common stock underlying such award shall mean the closing price of the common stock reported on the New York Stock Exchange on the trading day immediately prior to the closing date.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 2, 2021, in connection with the Closing of the Business Combination, Redwire filed a certificate of incorporation (the “Charter”) with the Secretary of State of the State of Delaware and adopted bylaws (the “Bylaws”). The material terms of the Charter and the Bylaws and the general effect upon the rights of holders of Redwire’s capital stock are included in the Proxy Statement/Prospectus under the section entitled “Description of New Redwire Securities” beginning on page 296, which is incorporated by reference herein. The foregoing description of the Charter and Bylaws are a summary only and are qualified in its entirety by reference to the Charter and Bylaws, copies of which are attached as Exhibit 3.1 and Exhibit 3.2, respectively, to the Original Form 8-K and are incorporated by reference herein.

Item 9.01. Financial Statement and Exhibits.

(a)-(b) Financial Statements.

Information responsive to Item 9.01(a) of Form 8-K is set forth in the financial statements included in the Proxy Statement/Prospectus beginning on page F-45 and in Exhibit 99.3 hereto, each of which is incorporated herein by reference. Certain unaudited pro forma condensed combined financial information is attached hereto as Exhibit 99.4, which is incorporated herein by reference.

(d) Exhibits.

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of March 25, 2021, by and among GPAC, Shepard Merger Sub Corporation, Cosmos Intermediate, LLC and Redwire, LLC (included as Annex A the definitive Proxy Statement/Prospectus filed on July 6, 2021).
3.1*	Certificate of Incorporation of Redwire Corporation, filed with the Secretary of State of the State of Delaware on September 2, 2021.
3.2*	Bylaws of Redwire Corporation.
3.3*	Certificate of Corporate Domestication of GPAC, filed with the Secretary of State of the State of Delaware on September 2, 2021.
4.1	Specimen Unit Certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-1 filed by GPAC on September 25, 2020).
4.2	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-1 filed by GPAC on September 25, 2020).
4.3	Warrant Agreement, dated as of November 23, 2020, between Continental Stock Transfer & Trust Company and the Company (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by GPAC on November 27, 2020).
10.1	Investor Rights Agreement, dated as of March 25, 2021, by and among GPLP, the Sponsor, GPAC, AE Red Holdings and Jefferies (included as Annex H to the proxy statement/prospectus filed by GPAC. on July 6, 2021)
10.2	Form of Redwire Corporation 2021 Omnibus Equity Incentive Plan (included as Annex J to the definitive Proxy Statement/Prospectus filed by GPAC on July 6, 2021)
10.3	Form of Redwire Corporation 2021 Employee Stock Purchase Plan (included as Annex K to the Proxy Statement/Prospectus filed by GPAC on July 6, 2021)
10.4*	Form of Indemnification Agreement.
10.5	Form of Voting and Support Agreement of GPLP (included as Annex G-1 to the Proxy Statement/Prospectus filed by GPAC on July 6, 2021)
10.6	Form of Voting and Support Agreement of Crescent Park Funds (included as Annex G-2 to the Proxy Statement/Prospectus filed by GPAC on July 6, 2021)
10.7	Warrant Forfeiture Agreement, dated as of March 25, 2021, by and among GPAC, the Sponsor, Jefferies, AE Red Holdings and Cosmos (included as Annex I to the Proxy Statement/Prospectus filed by GPAC on July 6, 2021)
10.8	Form of Subscription Agreement (included as Annex F to the Proxy Statement/Prospectus filed by GPAC on July 6, 2021)
10.9*	Amendment No. 1 to the Redwire Corporation 2021 Omnibus Equity Incentive Plan (included as Exhibit 10.2 to this Current Report on Form 8-K)
16.1*	Letter of WithumSmith+Brown, PC.

Exhibit	Description
99.1*	Press Release, dated September 2, 2021.
99.2*	Redwire’s Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.3*	Unaudited financial statements.
99.4*	Unaudited pro forma financial statements.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

* Filed with Original Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2021	REDWIRE CORPORATION

	By:	/s/ William Read
Name: William Read
Title: Chief Financial Officer

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